SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported):  July 22, 2003


                          SUMMIT FINANCIAL CORPORATION
                          ----------------------------
             (Exact name of registrant as specified in its charter)


South  Carolina                 000-000-19235                    57-0892056
---------------                 -------------                    ----------

(State  or  other          (Commission  file number)               (IRS
jurisdiction                                                       Employer
of  incorporation)                                                  Number)


           937 No. Pleasantburg Dr., Greenville, South Carolina  29609
           -----------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                  864-242-2265
                                  ------------
               Registrant's telephone number, including area code

ITEM  7.  FINANCIAL  STATEMENTS,  PRO  FORMA  FINANCIAL INFORMATION AND EXHIBITS
--------------------------------------------------------------------------------

(c)  Exhibits.

99.1 - Summit Financial Corporation Press Release dated July 22, 2003 containing unaudited financial information and accompanying discussion for the quarter and six months ended June 30, 2003.


ITEM  9.  REGULATION  FD  DISCLOSURE
------------------------------------

     THE FOLLOWING INFORMATION IS BEING FURNISHED UNDER THIS ITEM 9 IN SATISFACTION OF ITEM 12 - RESULTS OF OPERATIONS AND FINANCIAL CONDITION: On July 22, 2003, Summit Financial Corporation issued a news release announcing its financial results for the second quarter and six months ended June 30, 2003 (the "News Release"). The News Release is attached as Exhibit 99.1 to this report and is incorporated into Item 12 by reference.


ITEM  12.  RESULTS  OF  OPERATIONS  AND  FINANCIAL  CONDITION
-------------------------------------------------------------

     See  Item  9  per  SEC  Release  33-8216  dated  March  27,  2003.




                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUMMIT  FINANCIAL  CORPORATION


By:     s/  J.  Randolph  Potter
        ------------------------
     J.  Randolph  Potter,
     President  and  Chief  Executive  Officer


Dated:  July  22,  2003

Exhibit  Index

         Exhibit  No.         Description

            99.1          Press  Release  of  the  Company  dated July 22, 2003.